UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                     Date of Report:  November 29, 1999



                             PREMIS CORPORATION
            (Exact name of registrant as specified in its charter)

                    Commission File No.    0-12196

           Minnesota                                   41-1424202
(State or other jurisdiction of incorporation) (IRS Employer Identification
No.)



               13220 County Road 6, Plymouth, Minnesota  55441
           (Address of principal executive offices)        (Zip Code)


                            (612) 550-1999
                   (Registrant's telephone number)


                            Not Applicable
(Former name,former address and former fiscal year,if changed since last report)







Item 2.        Acquisition or Disposition of Assets

        On November 17, 1999, pursuant to a stock purchase agreement entered into on April 20, 1999 (as amended), Premis Corporation ("Premis" or the "Company") sold all of the issued and outstanding capital stock of its wholly-owned subsidiary, Premis Systems Canada Incorporated ("PSC"), a Nova Scotia corporation, to ACA Group Canada Inc., a Nova Scotia corporation. The purchase price for the capital stock of PSC was $1,000,000 in cash and the assumption of $1,607,045 in liabilities of Premis.


Item 7.        Financial Statements and Exhibits

    (a)        Not Applicable.

    (b)        Pro forma financial information filed as part of this report:

On November 17, 1999, the Company completed the sale of PSC. PSC was primarily engaged in the development and marketing of a proprietary software product known as OpenEnterprise.

The following unaudited pro forma consolidated income statements reflect the pro forma results of the Company as if the transaction had been completed on April 1, 1998. These statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 1999 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 1999. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been had the sale been completed on the dates assumed, nor is such information necessarily indicative of the future financial condition of the Company.





                   PREMIS CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED INCOME STATEMENT

                   Six Months Ended September 30, 1999

                              (Unaudited)
                  (in thousands, except per share data)

                                 Six Months Ending         Six Months Ending
                                 September 30, 1999        September 30, 1998

                                Premis     Pro Forma      Premis       Pro Forma
                              Corporation   Without     Corporation     Without
                              Historical    PREMIS      Historical       PREMIS
                                            Systems                      Systems
                                            Canada                       Canada


TOTAL REVENUE                   $  3,468   $    268       $  4,327     $    457



OPERATING EXPENSES

   Cost of revenues                   78         78            364          196
   Selling, general and
      administrative                 258        189          1,085          624
   Research and Development                                  1,112          177
                                ________   ________       ________     ________

        Total                        335        267          2,561          997



OPERATING PROFIT                   3,132          1          1,767         (540)


OTHER INCOME

   Interest Income (Expense)          54         79              9           22
   Other Income (Loss)               226        221            (26)          12
                                ________   ________       ________     ________


INCOME BEFORE INCOME TAXES         3,412        300          1,750         (506)


PROVISION FOR INCOME TAXES           313         58             (4)
                                ________   ________       ________     ________

NET INCOME                      $  3,099   $    241       $  1,754     $   (506)


NET INCOME PER SHARE            $    .62   $    .05       $    .37    ($    .11)






See Notes to Pro Forma Consolidated Income Statements.


NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENTS

1. Basis of Presentation - The Pro Forma Consolidated Income Statements assume that the sale of PSC, as described in Item 2 of this Report on Form 8-K, occurred as of April 1, 1998.

2.        Pro Forma Adjustments:

   I. Reflects the elimination of PSC business historical results of operations, as previously included in the Company's consolidated statements of income.

   II. Reflects additional investment income that would have been earned by the Company from the investment of the proceeds from the sale of PSC.

   III. Reflects the tax effects related to the elimination of PSC historical results of operations. For the six months ended September 30, 1999, the effective tax rate used is the statutory rate of 35%. Also reflects the tax effects of the additional investment income that would have been earned by the Company





                     PREMIS CORPORATION AND SUBSIDIARIES

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            September 30, 1999
                                (Unaudited)
                               (in thousands)



                                      PREMIS                        PREMIS
                                    Corporation    Pro Forma      Corporation
                                    Historical     Adjustments     Pro Forma


CURRENT ASSETS

   Cash and cash equivalents          $  5,769       $    995       $  6,519
   Accounts receivable                      42                            42
   Refundable income taxes                 249                           249
   Prepaids and other assests               64                            64
                                      ________       ________       ________

        Total current assets             6,124            995          6,874


   Property and equipment, net              29                            29
                                      ________       ________       ________


        TOTAL ASSETS                  $  6,153       $    995       $  6,904



CURRENT LIABILITIES                        711           (331)           380


SHAREHOLDERS' EQUITY

   Common Stock                             50                            50
   Additional paid in capital            9,635                         9,635
   Stock subscription receivable           (51)                          (51)
   Accumulated deficiti                 (4,450)         1,340         (3,111)
   Cumulative translation adjustment       258           (258)
                                      ________       ________       ________

        Total shareholders' equity    $  5,442       $  1,082       $  6,523



        TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY          $  6,153            751       $  6,904





See Notes to Pro Forma Condensed Consolidated Balance Sheet.



NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

1. Basis of Presentation - The Pro Forma Condensed Consolidated Balance Sheet assumes that the sale of PSC, as described in Item 2 of this Report on Form 8-K, occurred on September 30, 1999.

2.     Pro Forma Adjustments:

   I. Reflects the sale of the Company's equity interest in PSC and the assumption of certain Premis liabilities by the purchaser, as well as all costs resulting from the sale. Cash consideration received is shown prior to any related transaction costs, as such costs are assumed to be paid subsequent to the sale date.

   (c)        The following exhibit is filed as a part of this report:

Exhibit No.  Description                                   Method of Filing

10.2         Stock Purchase Agreement made as     Incorporated by reference to
             of April 20, 1999 among Premis       Exhibit 10.2 filed as a part
             Corporation and ACA Facilitair BV,   of the registrant's report on
             a Netherlands corporation.           Form 10-KSB for the fiscal
                                                  year ended March 31, 1999






SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 29, 1999               	PREMIS CORPORATION


        	        	        	/S/  F. T. Biermeier                              .
        	        	        	President, CEO and
        	        	        	Chief Financial Officer